UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of Earliest Event Reported):  March 16, 2012

Keynote Systems, Inc.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-27241	94-3226488
(Commission File Number)	(IRS Employer Identification No.)

777 Mariners Island Boulevard, San Mateo,
California	94404
(Address of Principal Executive Offices)	(Zip Code)

(650) 403-2400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of an Amendment to the 1999 Equity Incentive Plan.

As noted in Item 5.07 below, at the Annual Meeting of Stockholders (the “Annual Meeting”) of Keynote Systems, Inc. (“Keynote”) held on March 16, 2012, stockholders approved an amendment to the 1999 Equity Incentive Plan (the “Plan”).

More detailed summaries of the material terms of the amendment to the Plan appear in Keynote’s Proxy Statement filed with the Securities and Exchange Commission on February 10, 2012, supplemented on March 1, 2012, and are incorporated by reference herein.

As previously noted in the Form 8-K filed March 1, 2012, the Plan was amended from the original proposed amendment to reduce the increase in the number of shares reserved for issuance from 950,000 to 550,000 shares and to reduce the length of the extension of the term of the Plan from a proposed two year extension to a one year extension, such that the Plan would expire on December 31, 2015.

Item 5.07         Submission of Matters to a Vote of Security Holders.

(a)     Keynote held its Annual Meeting on March 16, 2012.  Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities and Exchange Act.

(b)     The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter and with respect to the election of directors were as indicated:

(1) Holders of Keynote’s common stock voted to elect seven directors, each to serve until his or her successor has been elected and qualified or until his or her earlier resignation or removal as follows:

Name	For	Withheld	Broker Non-Votes
Umang Gupta	14,259,616	326,124	1,695,122
Charles M. Boesenberg	12,647,828	1,937,912	1,695,122
Mohan Gyani	13,902,127	683,613	1,695,122
Jennifer M. Johnson	13,902,627	683,113	1,695,122
Raymond L. Ocampo Jr.	14,296,651	289,089	1,695,122
Deborah Rieman	13,902,127	683,613	1,695,122
Anthony Sun	14,551,834	33,906	1,695,122

(2) Holders of Keynote’s common stock voted to approve, on an advisory basis, the compensation of Keynote’s named executive officers:

Shares voted in favor:	14,452,353
Shares voted against:	95,799
Shares abstaining:	37,587
Broker Non-Votes:	1,695,123

(3) Holders of Keynote’s common stock voted to approve the amendment to the 1999 Equity Incentive Plan:

Shares voted in favor:	12,218,043
Shares voted against:	2,339,167
Shares abstaining:	28,530
Broker Non-Votes:	1,695,122

(4) Holders of Keynote’s common stock voted to ratify the appointment of Deloitte & Touche LLP as its independent registered public accounting firm for the fiscal year ending September 30, 2012:

Shares voted in favor:	16,108,190
Shares voted against:	10,966
Shares abstaining:	161,706
Broker Non-Votes:	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYNOTE SYSTEMS, INC.

Date: March 19, 2012	By:	/s/ Curtis H. Smith
Curtis H. Smith
Chief Financial Officer